MARKETABLE EQUITY SECURITIES	12 Months Ended
Dec. 31, 2023
Marketable Securities [Abstract]
MARKETABLE EQUITY SECURITIES	MARKETABLE EQUITY SECURITIES
Our marketable securities consist of equity securities in Eneti Inc. ("Eneti"), a company engaged in marine based renewable energy. Eneti Inc. was listed on the New York Stock Exchange until December 29, 2023.

(in thousands of $)	2023	2022
Balance at start of year	2,187	1,684
Disposals	(2,474)	—
Unrealized gain (loss), net	287	503
Total marketable equity securities	—	2,187
In 2023, we have received approximately $6.4 thousand in dividends from our investment in Eneti (2022: $8.7 thousand). In December 2023, Eneti completed a merger, where each Eneti common stock with par value $0.01 per share, was converted into the right to receive $11.36755 per share in cash. As a result, investment was reclassified to other current assets as of December 31, 2023. The settlement was received in full in January 2024.